SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 23, 2003


                                IMAX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
                 (State or Other Jurisdiction of Incorporation)


                  0-24216                           98-0140269
          (Commission File Number)      (I.R.S. Employer Identification No.)

        2525 Speakman Drive, Sheridan Park, Mississauga, Ontario L5K 1B1
         (Address of Principal Executive Offices)               (Zip Code)

                                 (905) 403-6500
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.

         IMAX Corporation (the "Corporation") announced today that it has reached an agreement with Warner Bros., a division of Time Warner Entertainment Company, L.P. ("Warner Bros.") for the creation and distribution of IMAX(R)DMR(TM) large format versions of the Warner Bros. films, The Matrix Reloaded and The Matrix Revolutions in 2003. IMAX DMR (Digital Re-Mastering) is the Corporation's proprietary technology process which allows the conversion of a 35mm live-action film into the Corporation's 15/70mm film format. The Matrix
Reloaded: The IMAX Experience is scheduled to be released to IMAX(R) theatres in North America a few weeks after the 35mm version is released to North American theatres on May 15, 2003. The Matrix Revolutions: The IMAX Experience is scheduled to be released to IMAX theatres in North America in November 2003, simultaneously with the 35mm release to North American theatres. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMAX CORPORATION
                                   (Registrant)

Date:  April 23, 2003               By: /s/ Richard L. Gelfond
                                       ---------------------------------
                                       Name:  Richard L. Gelfond
                                       Title: Co-Chairman and
                                              Co-Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit          Description

99.1             Press Release dated April 23, 2003